                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002


I.  RECONCILIATION OF COLLECTION ACCOUNT:

    End of Period Collection Account Balance as of Prior Payment Date:                                                    487,877.08
    Available Funds:
       Contract Payments due and received in this period                                                                4,857,206.94
       Contract Payments due in prior period(s) and received in this period                                               485,614.35
       Contract Payments received in this period for next period                                                          233,311.96
       Sales, Use and Property Tax, Maintenance, Late Charges                                                              92,442.04
       Prepayment Amounts related to early termination in this period                                                   4,781,364.40
       Servicer Advance                                                                                                   611,674.18
       Proceeds received from recoveries on previously Defaulted Contracts                                                      0.00
       Transfer from Reserve Account                                                                                        6,953.76
       Interest earned on Collection Account                                                                                5,605.96
       Interest earned on Affiliated Account                                                                                  353.34
       Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                              0.00
       Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
         contract < Predecessor contract)                                                                                       0.00
       Amounts paid under insurance policies                                                                                    0.00
       Any other amounts                                                                                                        0.00

                                                                                                                      --------------
    Total Available Funds                                                                                              11,562,404.01
    Less: Amounts to be Retained in Collection Account                                                                    555,619.04
                                                                                                                      --------------
    AMOUNT TO BE DISTRIBUTED                                                                                           11,006,784.97
                                                                                                                      ==============


    DISTRIBUTION OF FUNDS:

       1. To Trustee -  Fees                                                                                                    0.00
       2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                      485,614.35
       3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

             a) Class A1 Principal and Interest                                                                                 0.00
             a) Class A2 Principal (distributed after A1 Note matures) and Interest                                             0.00
             a) Class A3 Principal (distributed after A2 Note matures) and Interest                                     8,216,446.66
             a) Class A4 Principal (distributed after A3 Note matures) and Interest                                       518,751.20
             b) Class B Principal and Interest                                                                            149,204.07
             c) Class C Principal and Interest                                                                            298,591.86
             d) Class D Principal and Interest                                                                            200,686.16
             e) Class E Principal and Interest                                                                            262,510.95

       4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                               0.00
       5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
             a) Residual Interest (Provided no Restricting or Amortization Event in effect)                               424,591.49
             b) Residual Principal (Provided no Restricting or Amortization Event in effect)                              270,092.31
             c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                     6,953.76
       6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                       98,401.34
       7. To Servicer, Servicing Fee and other Servicing Compensations                                                     74,940.82
                                                                                                                      --------------
    TOTAL FUNDS DISTRIBUTED                                                                                            11,006,784.97
                                                                                                                      ==============

                                                                                                                      --------------
    End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}            555,619.04
                                                                                                                      ==============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                     $ 4,876,395.87
     - Add Investment Earnings                                                                                              6,953.76
     - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                           0.00
     - Less Distribution to Certificate Account                                                                             6,953.76
                                                                                                                      --------------
End of period balance                                                                                                 $ 4,876,395.87
                                                                                                                      ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                             $ 4,876,395.87
                                                                                                                      ==============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002


III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
              Pool A                                                                        155,768,844.32
              Pool B                                                                         20,091,105.58
                                                                                            --------------
                                                                                                                     175,859,949.90

Class A Overdue Interest, if any                                                                      0.00
Class A Monthly Interest - Pool A                                                               719,905.08
Class A Monthly Interest - Pool B                                                                92,853.54

Class A Overdue Principal, if any                                                                     0.00
Class A Monthly Principal - Pool A                                                            7,097,923.02
Class A Monthly Principal - Pool B                                                              824,516.22
                                                                                            --------------
                                                                                                                       7,922,439.24

Ending Principal Balance of the Class A Notes
              Pool A                                                                        148,670,921.30
              Pool B                                                                         19,266,589.36
                                                                                            --------------
                                                                                                                     --------------
                                                                                                                     167,937,510.66
                                                                                                                     ==============


------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000      Ending Principal
Original Face $286,080,000      Original Face $286,080,000     Balance Factor
     $ 2.841019                       $ 27.693090                 58.702989%
------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
              Class A1                                                                                0.00
              Class A2                                                                                0.00
              Class A3                                                                       68,679,949.90
              Class A4                                                                      107,180,000.00
                                                                                            --------------

Class A Monthly Interest                                                                                             175,859,949.90
              Class A1 (Actual Number Days/360)                                                       0.00
              Class A2                                                                                0.00
              Class A3                                                                          294,007.42
              Class A4                                                                          518,751.20
                                                                                            --------------

Class A Monthly Principal
              Class A1                                                                                0.00
              Class A2                                                                                0.00
              Class A3                                                                        7,922,439.24
              Class A4                                                                                0.00
                                                                                            --------------
                                                                                                                       7,922,439.24

Ending Principal Balance of the Class A Notes
              Class A1                                                                                0.00
              Class A2                                                                                0.00
              Class A3                                                                       60,757,510.66
              Class A4                                                                      107,180,000.00
                                                                                            --------------
                                                                                                                     --------------
                                                                                                                     167,937,510.66
                                                                                                                     ==============

Class A3

--------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000      Ending Principal
Original Face $82,500,000   Original Face $82,500,000      Balance Factor
   $ 3.563726                      $ 96.029567               73.645467%
--------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002


V.   CLASS B NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class B Notes
                          Pool A                                                            2,657,130.73
                          Pool B                                                              342,717.40
                                                                                            ------------
                                                                                                                        2,999,848.13

       Class B Overdue Interest, if any                                                             0.00
       Class B Monthly Interest - Pool A                                                       12,455.30
       Class B Monthly Interest - Pool B                                                        1,606.49
       Class B Overdue Principal, if any                                                            0.00
       Class B Monthly Principal - Pool A                                                     121,077.55
       Class B Monthly Principal - Pool B                                                      14,064.73
                                                                                            ------------
                                                                                                                          135,142.28

       Ending Principal Balance of the Class B Notes
                          Pool A                                                            2,536,053.18
                          Pool B                                                              328,652.67
                                                                                            ------------
                                                                                                                        ------------
                                                                                                                        2,864,705.85
                                                                                                                        ============


       --------------------------------------------------------------------------
       Interest Paid Per $1,000      Principal Paid Per $1,000    Ending Principal
       Original Face $4,880,000      Original Face $4,880,000     Balance Factor
               $ 2.881514                  $ 27.693090               58.702989%
       --------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class C Notes
                          Pool A                                                            5,308,816.54
                          Pool B                                                              684,732.53
                                                                                            ------------
                                                                                                                        5,993,549.07

       Class C Overdue Interest, if any                                                             0.00
       Class C Monthly Interest - Pool A                                                       25,318.63
       Class C Monthly Interest - Pool B                                                        3,265.60
       Class C Overdue Principal, if any                                                            0.00
       Class C Monthly Principal - Pool A                                                     241,906.98
       Class C Monthly Principal - Pool B                                                      28,100.65
                                                                                            ------------
                                                                                                                          270,007.63

       Ending Principal Balance of the Class C Notes
                          Pool A                                                            5,066,909.56
                          Pool B                                                              656,631.88
                                                                                            ------------
                                                                                                                        ------------
                                                                                                                        5,723,541.44
                                                                                                                        ============


       --------------------------------------------------------------------------
       Interest Paid Per $1,000     Principal Paid Per $1,000    Ending Principal
       Original Face $9,750,000     Original Face $9,750,000     Balance Factor
              $ 2.931716                  $ 27.693090               58.702989%
       --------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002


VII.   CLASS D NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class D Notes
                          Pool A                                                            3,539,210.99
                          Pool B                                                              456,488.33
                                                                                            ------------
                                                                                                                       3,995,699.32

       Class D Overdue Interest, if any                                                             0.00
       Class D Monthly Interest - Pool A                                                       18,318.37
       Class D Monthly Interest - Pool B                                                        2,362.71
       Class D Overdue Principal, if any                                                            0.00
       Class D Monthly Principal - Pool A                                                     161,271.32
       Class D Monthly Principal - Pool B                                                      18,733.76
                                                                                            ------------
                                                                                                                         180,005.08

       Ending Principal Balance of the Class D Notes
                          Pool A                                                            3,377,939.67
                          Pool B                                                              437,754.57
                                                                                            ------------
                                                                                                                       ------------
                                                                                                                       3,815,694.24
                                                                                                                       ============


       -------------------------------------------------------------------------
       Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
       Original Face $6,500,000    Original Face $6,500,000     Balance Factor
               $ 3.181705               $ 27.693089                58.702988%
       -------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class E Notes
                          Pool A                                                            4,426,736.26
                          Pool B                                                              570,961.60
                                                                                            ------------
                                                                                                                       4,997,697.86

       Class E Overdue Interest, if any                                                             0.00
       Class E Monthly Interest - Pool A                                                       33,097.23
       Class E Monthly Interest - Pool B                                                        4,268.89
       Class E Overdue Principal, if any                                                            0.00
       Class E Monthly Principal - Pool A                                                     201,713.21
       Class E Monthly Principal - Pool B                                                      23,431.62
                                                                                            ------------
                                                                                                                         225,144.83

       Ending Principal Balance of the Class E Notes
                          Pool A                                                            4,225,023.05
                          Pool B                                                              547,529.98
                                                                                            ------------
                                                                                                                       ------------
                                                                                                                       4,772,553.03
                                                                                                                       ============


       ------------------------------------------------------------------------
       Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
       Original Face $8,130,000    Original Face $8,130,000     Balance Factor
               $ 4.596079                    $ 27.693091            58.702989%
       -------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

       Beginning Residual Principal Balance

                          Pool A                                                            5,310,481.45
                          Pool B                                                              684,947.27
                                                                                            -------------
                                                                                                                       5,995,428.72

       Residual Interest - Pool A                                                             416,841.28
       Residual Interest - Pool B                                                               7,750.21
       Residual Principal - Pool A                                                            241,982.85
       Residual Principal - Pool B                                                             28,109.46
                                                                                            -------------
                                                                                                                         270,092.31

       Ending Residual Principal Balance

                          Pool A                                                            5,068,498.60
                          Pool B                                                              656,837.81
                                                                                            -------------              ------------
                                                                                                                       5,725,336.41
                                                                                                                       ============


X.   PAYMENT TO SERVICER

        - Collection period Servicer Fee                                                                                  74,940.82
        - Servicer Advances reimbursement                                                                                485,614.35
        - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                                 98,401.34
                                                                                                                       ------------
       Total amounts due to Servicer                                                                                     658,956.51
                                                                                                                       ============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002



XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                  177,011,220.27

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                     0.00

      Decline in Aggregate Discounted Contract Balance                                                                 8,065,874.92

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                               --------------
         ending of the related Collection Period                                                                     168,945,345.35
                                                                                                                     ==============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                          3,444,920.37

          - Principal portion of Prepayment Amounts                                                4,620,954.55

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                    0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                         0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                  0.00

                                                                                                   ------------
                            Total Decline in Aggregate Discounted Contract Balance                 8,065,874.92
                                                                                                   ============


POOL B

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                   22,830,952.69

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                     0.00

      Decline in Aggregate Discounted Contract Balance                                                                   936,956.45

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         ending of the related Collection Period                                                                      --------------
                                                                                                                      21,893,996.24
                                                                                                                     ==============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                            801,677.05

          - Principal portion of Prepayment Amounts                                                  135,279.40

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                    0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                         0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                  0.00

                                                                                                   ------------
                            Total Decline in Aggregate Discounted Contract Balance                   936,956.45
                                                                                                   ============

                                                                                                                     --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    190,839,341.59
                                                                                                                     ==============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002



XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

         POOL A                                                                                                      Predecessor
                                                                              Discounted         Predecessor          Discounted
         Lease #      Lessee Name                                            Present Value         Lease #          Present Value
         ---------------------------------------------------                 -------------         -------          -------------
                      NONE

                                                                             -------------                          --------------
                                                      Totals:                $        0.00                          $         0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                   $         0.00
         b) ADCB OF POOL A AT CLOSING DATE                                                                          $272,767,516.82
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per                                   $0.00
Contribution & Servicing Agreement Section 7.02

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD            YES             NO     X
                                                                                  ----------      --------


         POOL B                                                                                                      Predecessor
                                                                              Discounted         Predecessor          Discounted
         Lease #      Lessee Name                                            Present Value         Lease #          Present Value
         ---------------------------------------------------                 -------------         -------          -------------
                      NONE

                                                                             -------------                          --------------
                                                      Totals:                $        0.00                          $         0.00


         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                   $         0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                                          $52,325,540.92
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING
            AGENCY APPROVES)                                                                                                  0.00%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
         THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS
         BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per                                   $0.00
Contribution & Servicing Agreement Section 7.02


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD            YES             NO     X
                                                                                  ----------      --------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)


         POOL A - NON-PERFORMING                                                                                      Predecessor
                                                                              Discounted         Predecessor           Discounted
         Lease #      Lessee Name                                            Present Value         Lease #           Present Value
         ---------------------------------------------------                 -------------         -------          ---------------
         2707-201  Amber Networks, Inc.                                      $1,045,934.66        2041-203          $  3,154,026.34
         2707-202  Amber Networks, Inc.                                      $  491,545.72
         2708-201  Network Elements, Inc.                                    $1,305,725.82
         2706-202  Coriolis Networks, Inc.                                   $   90,653.94
         2706-207  Coriolis Networks, Inc.                                   $  215,544.48
                   Cash                                                      $    4,621.72
         3271-002  Durham Diagnostic Imaging                                 $2,317,472.63        2869-001          $  2,037,442.62




                                                                             -------------                          ---------------
                                                      Totals:                $5,471,498.97                          $  5,191,468.96

         a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                               5,191,468.96
         b) ADCB OF POOL A AT CLOSING DATE                                                                          $272,767,516.82
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      1.90%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per                                  $0.00
Contribution & Servicing Agreement Section 7.02


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD            YES             NO     X
                                                                                  ----------      --------




         POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                               Predecessor
                                                                              Discounted         Predecessor          Discounted
         Lease #      Lessee Name                                            Present Value         Lease #          Present Value
         ---------------------------------------------------                 -------------         -------          -------------
                   None

                                                                             -------------                          --------------
                                                      Totals:                $        0.00                          $         0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                               $         0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                                          $52,325,540.92
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     0.00%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
         (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A
         BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per                                  $0.00
    Contribution & Servicing Agreement Section 7.02


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD            YES             NO     X
                                                                                  ----------      --------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002


XV.    POOL PERFORMANCE MEASUREMENTS

1.  AGGREGATE DISCOUNTED CONTRACT BALANCE

    CONTRACTS DELINQUENT > 90 DAYS                          TOTAL OUTSTANDING CONTRACTS
    This Month                           9,918,849.18       This Month                     190,839,341.59
    1 Month Prior                        9,858,944.78       1 Month Prior                  199,842,172.96
    2 Months Prior                      10,653,695.45       2 Months Prior                 207,251,327.36

    Total                               30,431,489.41       Total                          597,932,841.91

    a) 3 MONTH AVERAGE                  10,143,829.80       B) 3 MONTH AVERAGE             199,310,947.30

    c) a/b                                       5.09%


2.  Does a Delinquency Condition Exist (1c>6%)?
                                                                                           Yes                      No        X
                                                                                               -----------------          ----------

3.  Restricting Event Check

    A. A Delinquency Condition exists for current period?                                  Yes                      No        X
                                                                                               -----------------          ----------
    B. An Indenture Event of Default has occurred and is then continuing?                  Yes                      No        X
                                                                                               -----------------          ----------

4.  Has a Servicer Event of Default occurred?                                              Yes                      No        X
                                                                                               -----------------          ----------


5.  Amortization Event Check

    A. Is 1c  > 8% ?                                                                       Yes                      No        X
                                                                                               -----------------          ----------
    B. Bankruptcy, insolvency, reorganization; default/violation of any covenant
         or obligation not remedied within 90 days?                                        Yes                      No        X
                                                                                               -----------------          ----------
    C. As of any Determination date, the sum of all defaulted contracts since
         the Closing date exceeds 6% of the ADCB on the Closing Date?                      Yes                      No        X
                                                                                               -----------------          ----------




6.  Aggregate Discounted Contract Balance at Closing Date                              Balance  $  325,093,057.74
                                                                                                -----------------


    DELINQUENT LEASE SUMMARY

    Days Past Due        Current Pool Balance         # Leases
    -------------        --------------------         --------
        31 - 60            5,592,480.39                   33
        61 - 90            2,225,015.01                   13
       91 - 180            9,918,849.18                   22


    Approved By:
    Matthew E. Goldenberg
    Vice President
    Structured Finance and Securitization